Exhibit 23(b)

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1996 included (or incorporated by reference) in Amdahl Corporation's Form 10-K for the fiscal year ended December 29, 1995.

                                     /s/Arthur Andersen LLP
                                     ----------------------
                                     ARTHUR ANDERSEN LLP
San Jose, California
March 21, 1996